UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 9, 2004

PRIDE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13289 (Commission File Number)	76-0069030 (I.R.S. Employer Identification No.)

5847 San Felipe, Suite 3300 Houston, Texas (Address of principal executive offices)	77057 (Zip Code)

Registrant’s telephone number, including area code: (713) 789-1400

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

     On September 9, 2004, Pride entered into an Employment/Non-Competition/Confidentiality Agreement with Jonathan R.A.S. Talbot, an executive officer of Pride, the terms of which are set forth in the agreement which is filed as Exhibit 10.1 to this Current Report and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

     10.1 Employment/Non-Competition/Confidentiality Agreement dated September 9, 2004 between Pride and Jonathan R.A.S. Talbot.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIDE INTERNATIONAL, INC.
By:	/s/ W. Gregory Looser
W. Gregory Looser
Vice President, General Counsel and Secretary

Date: September 10, 2004

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EXHIBIT INDEX

No.	Description
10.1	Employment/Non-Competition/Confidentiality Agreement dated September 9, 2004 between Pride and Jonathan R.A.S. Talbot.